                                                               EXHIBIT (a)(1)(B)

                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                   PURSUANT TO THE OFFER TO PURCHASE FOR CASH
                          DATED TUESDAY, AUGUST 9, 2005
                                       BY
                             TB WOOD'S CORPORATION
                                       OF
                    UP TO 750,000 SHARES OF ITS COMMON STOCK
    AT A PURCHASE PRICE NOT GREATER THAN $7.50 NOR LESS THAN $5.00 PER SHARE

     THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY, SEPTEMBER 6, 2005, UNLESS THE OFFER
                                  IS EXTENDED.

                        The Depositary for the Offer is:

                                [GRAPHIC OMITTED]

     By Mail or Overnight Courier:                                           By Hand:

 American Stock Transfer & Trust Company                     American Stock Transfer & Trust Company
           Operations Center                                     Attn: Reorganization Department
    Attn: Reorganization Department                                       59 Maiden Lane
           6201 15th Avenue                                             New York, NY 10038
          Brooklyn, NY 11219


                          By Facsimile: (718) 234-5001
                  To Confirm Fax Transmission: (877) 248-6417

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

   THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

-----------------------------------------------------------------------------------------------------------------------------------
                                     DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTIONS 3 AND 4)
-----------------------------------------------------------------------------------------------------------------------------------
               NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDERS(S)
                 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                             SHARES OF COMMON STOCK TENDERED
                          APPEAR(S) ON CERTIFICATE(S))                              (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                TOTAL NUMBER OF SHARES     NUMBER
                                                                                 CERTIFICATE        REPRESENTED BY        OF SHARES
                                                                                  NUMBER(S)*       CERTIFICATE(S)*       TENDERED**
                                                                                 --------------------------------------------------

                                                                                 --------------------------------------------------

                                                                                 --------------------------------------------------

                                                                                 --------------------------------------------------

                                                                                 --------------------------------------------------

                                                                                 --------------------------------------------------

                                                                                 --------------------------------------------------

                                                                                    TOTAL
                                                                                    SHARES
-----------------------------------------------------------------------------------------------------------------------------------

*  Need not be completed if transfer is made by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all shares described above are being tendered. See Instruction 4.

   This Letter of Transmittal is to be used either if certificates for shares of common stock (as defined below) are to be forwarded herewith or, unless an agent's message (as defined in Section 3 of the Offer to Purchase (as defined below)) is utilized, if delivery of shares of common stock is to be made by book-entry transfer to an account maintained by the Depositary (as defined below) at the book-entry transfer facility (as defined in Section 3 of the Offer to Purchase) pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Tendering shareholders whose certificates for shares of common stock are not immediately available or who cannot deliver either the certificates for, or a book-entry confirmation (as defined in Section 3 of the Offer to Purchase) with respect to, their shares of common stock and all other documents required hereby to the Depositary prior to the Expiration Time (as defined in Section 1 of the Offer to Purchase) must tender their shares of common stock in accordance with the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.

   Your attention is directed in particular to the following:

      1. If you want to retain your shares of common stock, you do not need to take any action.

      2. If you want to participate in the Offer and wish to maximize the chance of having TB Wood's (as defined below) accept for exchange all the shares of common stock you are tendering hereby, you should check the box marked "Shares Tendered at Price Determined Under the Tender Offer" below and complete the other portions of this Letter of Transmittal as appropriate.

      3. If you wish to select a specific price at which you will be tendering your shares of common stock, you should select one of the boxes in the section captioned "Shares Tendered at Price Determined by Shareholder" below and complete the other portions of this Letter of Transmittal as appropriate.

DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

|_| CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:
Account Number:
Transaction Code Number:

|_| CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY. ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE
     FOLLOWING:

Name(s) of Registered Owners(s):
Date of Execution of Notice of Guaranteed Delivery:
Name of Institution that Guaranteed Delivery:
If delivered by book-entry transfer, check box: |_|
Name of Tendering Institution:
Account Number:
Transaction Code Number:

   THE UNDERSIGNED IS TENDERING SHARES AS FOLLOWS (CHECK ONLY ONE BOX):

   (1) SHARES TENDERED AT PRICE DETERMINED BY SHAREHOLDER (SEE
INSTRUCTION 5)

   By checking ONE of the following boxes below INSTEAD OF THE BOX UNDER "Shares Tendered at Price Determined Under the Tender Offer," the undersigned hereby tenders shares of common stock at the price checked. This action could result in none of the shares of common stock being purchased if the purchase price determined by TB Wood's for the shares of common stock is less than the price checked below. A SHAREHOLDER WHO DESIRES TO TENDER SHARES OF COMMON STOCK AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH SHARES OF COMMON STOCK ARE TENDERED. The same shares of common stock cannot be tendered, unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase, at more than one price.

                  PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES
                               ARE BEING TENDERED

                                   |_| $ 5.00
                                   |_| $ 5.25
                                   |_| $ 5.50
                                   |_| $ 5.75
                                   |_| $ 6.00
                                   |_| $ 6.25
                                   |_| $ 6.50
                                   |_| $ 6.75
                                   |_| $ 7.00
                                   |_| $ 7.25
                                   |_| $ 7.50
                                       OR

   (2) SHARES TENDERED AT PRICE DETERMINED UNDER THE TENDER OFFER (SEE INSTRUCTION 5)

   By checking the box below INSTEAD OF ONE OF THE BOXES UNDER "Shares Tendered at Price Determined by Shareholder," the undersigned hereby tenders shares of common stock at the purchase price, as the same shall be determined by TB Wood's in accordance with the terms of the Offer.

   |_| The undersigned wants to maximize the chance of having TB Wood's purchase all of the shares of common stock the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this box instead of one of the price boxes above, the undersigned hereby tenders shares of common stock and is willing to accept the purchase price determined by TB Wood's in accordance with the terms of the Offer. This action could result in receiving a price per share as low as $5.00.

   CHECK ONLY ONE BOX UNDER (1) OR (2) ABOVE. IF MORE THAN ONE BOX IS CHECKED ABOVE, THERE IS NO VALID TENDER OF SHARES.

   IF ANY OF THE CERTIFICATES REPRESENTING SHARES OF COMMON STOCK THAT YOU OWN HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 12.

                               CONDITIONAL TENDER
                              (SEE INSTRUCTION 13)


   A tendering shareholder may condition his or her tender of shares of common stock upon TB Wood's purchasing a specified minimum number of the shares of common stock tendered, all as described in Section 6 of the Offer to Purchase. Unless at least that minimum number of shares of common stock you indicate below is purchased by TB Wood's pursuant to the terms of the Offer, none of the shares of common stock tendered will be purchased. IT IS THE TENDERING SHAREHOLDER'S RESPONSIBILITY TO CALCULATE THAT MINIMUM NUMBER OF SHARES OF COMMON STOCK THAT MUST BE PURCHASED IF ANY ARE PURCHASED, AND EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR. Unless this box has been checked and a minimum specified, your tender will be deemed unconditional.

   |_| The minimum number of shares of common stock that must be purchased, if any are purchased, is: ____________________________________ shares.

   If, because of proration, the minimum number of shares of common stock designated will not be purchased, TB Wood's may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering shareholder must have tendered all of his or her shares of common stock and checked this box:

   |_| The tendered shares of common stock represent all shares of common stock held by the undersigned.

   IF ANY OF THE CERTIFICATES REPRESENTING SHARES OF COMMON STOCK THAT YOU OWN HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 12.

   NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

   The undersigned hereby tenders the above-described shares of common stock, par value $0.01 per share (the "common stock") of TB Wood's Corporation ("TB Wood's"), at the price per share indicated in this Letter of Transmittal, net to the seller in cash, without interest, on the terms and subject to the conditions set forth in TB Wood's Offer to Purchase dated Tuesday, August 9, 2005 (the "Offer to Purchase"), and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged.

   Subject to and effective on acceptance for payment of, and payment for, the shares of common stock tendered with this Letter of Transmittal in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, TB Wood's, all right, title and interest in and to all the shares of common stock that are being tendered hereby and irrevocably constitutes and appoints American Stock Transfer & Trust Company (the "Depositary"), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such shares, to (a) deliver certificates for such shares or transfer ownership of such shares on the account books maintained by the book-entry transfer facility, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of TB Wood's, (b) present such shares for cancellation and transfer on TB Wood's books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, all in accordance with the terms of the Offer.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the shares of common stock tendered hereby and, when the same are accepted for payment by TB
Wood's, TB Wood's will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances, and the same will not be subject to any adverse claim or right. The undersigned will, on request by the Depositary or TB Wood's, execute any additional documents deemed by the Depositary or TB Wood's to be necessary or desirable to complete the sale, assignment and transfer of the shares of common stock tendered hereby (and any and all such other shares or other securities or rights), all in accordance with the terms of the Offer.

   All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding on the successors, assigns, heirs, personal representatives, executors, administrators and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

   The undersigned understands that the valid tender of shares of common stock pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and TB Wood's on the terms and subject to the conditions of the Offer.

   It is a violation of Rule 14e-4 promulgated under the Exchange Act (as defined in the Offer to Purchase) for a person acting alone or in concert with others, directly or indirectly, to tender shares of common stock for such person's own account unless at the time of tender and at the expiration date such person has a "net long position" in (a) the shares of common stock that is equal to or greater than the amount tendered and will deliver or cause to be delivered such shares for the purpose of tender to TB Wood's within the period specified in the Offer, or (b) other securities immediately convertible into, exercisable for or exchangeable into shares of common stock ("Equivalent Securities") that is equal to or greater than the amount tendered and, upon the acceptance of such tender, will acquire such shares by conversion, exchange or exercise of such Equivalent Securities to the extent required by the terms of the Offer and will deliver or cause to be delivered such shares so acquired for the purpose of tender to TB Wood's within the period specified in the Offer. Rule 14e-4 also provides a similar restriction applicable to the tender or guarantee of a tender on behalf of another person. A tender of shares of common stock made pursuant to any method of delivery set forth in this Letter of Transmittal will constitute the tendering shareholder's representation and warranty to TB Wood's that (a) such shareholder has a "net long position" in shares of common stock or Equivalent Securities being tendered within the meaning of Rule 14e-4, and (b) such tender of shares of common stock complies with Rule 14e-4. Our acceptance for payment of shares of common stock tendered pursuant to the Offer will constitute a binding agreement between the tendering shareholder and TB Wood's upon the terms and subject to the conditions of the Offer.

   The undersigned understands that TB Wood's will, upon the terms and subject to the conditions of the Offer, determine a single per share purchase price, not in excess of $7.50 nor less than $5.00 per share of common stock, that it will pay for shares of common stock properly tendered and not properly withdrawn in the Offer, taking into account the number of shares of common stock so tendered and the prices specified by tendering shareholders.

   The undersigned understands that TB Wood's will select the purchase price that will allow it to purchase 750,000 shares of common stock, or such lesser number of shares of common stock as are properly tendered and not properly withdrawn in an amount not less than 500,000 shares, at prices not greater than $7.50 nor less than $5.00 per share, in the Offer, subject to its right to increase the total number of shares of common stock purchased to the extent permitted by law. The undersigned understands that all shares of common stock properly tendered at prices at or below the purchase price and not properly withdrawn will be purchased at the purchase price, net to the seller in cash, without interest, upon the terms and subject to the conditions of the Offer, including its proration provisions, and conditional tender provisions, and that TB Wood's will return at its expense all other shares of common stock, including shares of common stock tendered at prices greater than the purchase price and not properly withdrawn and shares of common stock not purchased because of proration or conditional tenders, as promptly as practicable following the Expiration Time (as defined in the Offer to Purchase).

   Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for payment of the purchase price and/or return any certificates for shares of common stock not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for payment of the purchase price and/or return any certificates for shares of common stock not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for payment of the purchase price and/or return any certificates for shares of common stock not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Please credit any shares of common stock tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the book-entry transfer facility designated above. The undersigned recognizes that TB Wood's has no obligation pursuant to the "Special Payment Instructions" to transfer any shares of common stock from the name of the registered holder(s) thereof if TB Wood's does not accept for payment any of the shares of common stock so tendered.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)


   To be completed ONLY if certificates for shares not tendered or not accepted for payment and/or the check for payment of the purchase price of shares accepted for payment are to be issued in the name of someone other than the undersigned.

Issue:  |_| Check
|_| Certificate(s) to:

Name

                                 (PLEASE PRINT)

Address

                               (INCLUDE ZIP CODE)
              (EMPLOYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

|_| Credit shares delivered by book-entry and not purchased to the Book-Entry Transfer Facility account set forth below:

     ____________________________
     (Account Number)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

   To be completed ONLY if certificates for shares not tendered or not accepted for payment and/or the check for payment of the purchase price of shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that above.

Mail:|_| Check
|_| Certificate(s) to:

Name

                                 (PLEASE PRINT)

Address

                               (INCLUDE ZIP CODE)
              (EMPLOYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                                   IMPORTANT
                          SHAREHOLDERS MUST SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)
                        (SIGNATURE(S) OF SHAREHOLDER(S))


Dated: ______________________________ , 2005

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) for the shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)

Name(s):
                                 (PLEASE PRINT)

Capacity (Full Title):
Address:
                               (INCLUDE ZIP CODE)

Daytime Area Code and Telephone Number:
Employer Identification or Social Security Number:
(Complete Accompanying Substitute Form W-9)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 6)

Authorized Signature:
Name:
                                 (PLEASE PRINT)

Name of Firm:
Title:
Address
                               (INCLUDE ZIP CODE)

Daytime Area Code and Telephone Number:
Dated: ______________________________ , 2005

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER


   1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal if either (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in the book-entry transfer facility's system whose name appears on a security position listing as the owner of the shares) of shares of common stock tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) such shares are tendered for the account of a firm that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program, or is otherwise an "eligible guarantor institution," as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "eligible institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an eligible institution. See Instruction 6.

   2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by shareholders either if certificates are to be forwarded herewith or, unless an agent's message (as defined below) is utilized, if delivery of shares of common stock is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a shareholder validly to tender shares of common stock pursuant to the Offer, either (a) a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, together with any required signature guarantees, or, in the case of a book-entry transfer, an agent's message, and any other required documents, must be received by the Depositary at one of its addresses set forth on the back of this Letter of Transmittal prior to the expiration date and either certificates for tendered shares of common stock must be received by the Depositary at one of such addresses or shares of common stock must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a book-entry confirmation must be received by the Depositary), in each case prior to the expiration date, or (b) the tendering shareholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase.

   Shareholders whose certificates for shares of common stock are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the expiration date may tender their shares of common stock by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to those procedures, (a) tender must be made by or through an eligible institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by TB Wood's, must be received by the Depositary prior to the expiration date and
(c) the certificates for all tendered shares of common stock in proper form for transfer (or a book-entry confirmation with respect to all such shares), together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an agent's message, and any other required documents, must be received by the Depositary, in each case within three trading days after the date of execution of the Notice of Guaranteed Delivery as provided in Section 3 of the Offer to Purchase. A "trading day" is any day on which the Nasdaq National Market is open for business. The term "agent's message" means a message transmitted by the book-entry transfer facility to, and received by, the Depositary and forming a part of a book-entry confirmation, which states that such book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the shares of common stock that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that TB Wood's may enforce such agreement against such participant.

   THE METHOD OF DELIVERY OF SHARES OF COMMON STOCK, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE SOLE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. SHARES OF COMMON STOCK WILL BE DEEMED DELIVERED ONLY WHEN
ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY

CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

   Except as specifically provided by the Offer to Purchase, no alternative, conditional or contingent tenders will be accepted. No fractional shares of common stock will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance for payment of their shares of common stock.

   3. INADEQUATE SPACE. If the space provided in this Letter of Transmittal is inadequate, the certificate numbers and/or the number of shares of common stock should be listed on a separate signed schedule attached hereto.

   4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the shares of common stock represented by any certificate submitted to the Depositary are to be tendered, fill in the number of shares of common stock that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the shares of common stock that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the shares of common stock tendered herewith. All shares of common stock represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

   5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. For shares of common stock to be properly tendered, the shareholder MUST either (1) check the box indicating the price per share at which such shareholder is tendering shares of common stock under "Price (in Dollars) per Share at Which Shares are Being Tendered", or (2) check the box in the section captioned "Shares Tendered at Price Determined Under the Tender Offer" in order to maximize the chance of having TB Wood's purchase all of the shares of common stock tendered (subject to the possibility of proration). Selecting option (2) could result in the shareholder receiving a price per share as low as $5.00. ONLY ONE BOX UNDER (1) OR (2) MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES OF COMMON STOCK. A SHAREHOLDER WISHING TO TENDER PORTIONS OF SUCH SHAREHOLDER'S SHARE HOLDINGS AT DIFFERENT PRICES MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH SUCH SHAREHOLDER WISHES TO TENDER EACH SUCH PORTION OF SUCH SHAREHOLDER'S SHARES OF COMMON STOCK. The same shares of common stock cannot be tendered more than once, unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase, at more than one price.

   6. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the shares of common stock tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without any change whatsoever.

   If any of the shares of common stock tendered hereby are owned of record by two or more joint owners, all such persons must sign this Letter of Transmittal.

   If any shares of common stock tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

   If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, he or she should so indicate when signing, and proper evidence satisfactory to TB Wood's of his or her authority to so act must be submitted with this Letter of Transmittal.

   If this Letter of Transmittal is signed by the registered owner(s) of the shares of common stock tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or certificates for shares of common stock not tendered or accepted for payment are to be issued, to a person other than the registered owner(s). Signatures on any such certificates or stock powers must be guaranteed by an eligible institution.

   If this Letter of Transmittal is signed by a person other than the registered owner(s) of the shares of common stock tendered hereby, the certificate(s) representing such shares must be properly endorsed for transfer or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificates(s). The signature(s) on any such certificate(s) or stock power(s) must be guaranteed by an eligible institution.

   7. STOCK TRANSFER TAXES. TB Wood's will pay any stock transfer taxes with respect to the transfer and sale of shares of common stock to it pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if shares of common stock not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if shares of common stock tendered hereby are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted with this Letter of Transmittal.

   Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

   8. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any shares of common stock accepted for payment is to be issued in the name of, and/or certificates for any shares of common stock not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

   9. WAIVER OF CONDITIONS. TB Wood's reserves the right, subject to the applicable rules and regulations of the Securities and Exchange Commission, to waive any of the specified conditions of the Offer, in whole or in part, in the case of any shares of common stock tendered.

   10. 28% BACKUP WITHHOLDING. In order to avoid backup withholding of U.S. federal income tax on payments of cash pursuant to the Offer, a shareholder surrendering shares of common stock in the Offer must, unless an exemption applies, provide the Depositary with such shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that the shareholder is not subject to backup withholding. If a shareholder does not provide a correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the "IRS") may impose a $50 penalty on such shareholder and payment of cash to such shareholder pursuant to the Offer may be subject to backup withholding of 28%.

   Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the shareholder upon filing an income tax return.

   A tendering shareholder is required to give the depositary the TIN (i.e., social security number or employer identification number) of the record owner of the shares of common stock being tendered. If the shares of common stock are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

   If the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, write "Awaiting TIN" in
Part I of the Substitute W-9 and complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the Certificate of Awaiting Taxpayer Identification
Number is completed, the depositary will withhold 28% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, these amounts will be refunded to such shareholder if a TIN is provided to the Depositary within 60 days.

   Some shareholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Foreign shareholders should complete and sign the main signature form and the appropriate Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the

Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

   11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at its address set forth on the last page of this Letter of Transmittal.

   12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing shares of common stock has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary at the toll-free number (800) 937-5449. The shareholder will then be instructed by the Depositary as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

   13. CONDITIONAL TENDERS. As described in Sections 1 and 6 of the Offer to Purchase, shareholders may condition their tenders on all or a minimum number of their tendered shares of common stock being purchased.

   If you wish to make a conditional tender you must indicate this in the box captioned "Conditional Tender" in this Letter of Transmittal and, if applicable, the Notice of Guaranteed Delivery. In the box in this Letter of Transmittal and, if applicable, the Notice of Guaranteed Delivery, you must calculate and appropriately indicate the minimum number of shares of common stock that must be purchased if any are to be purchased.

   As discussed in Sections 1 and 6 of the Offer to Purchase, proration may affect whether TB Wood's accepts conditional tenders and may result in shares of common stock tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of shares of common stock would not be purchased. If, because of proration, the minimum number of shares of common stock that you designate will not be purchased, TB Wood's may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares of common stock and check the box so indicating. Upon selection by lot, if any, TB Wood's will limit its purchase in each case to the designated minimum number of shares of common stock.

   All tendered shares of common stock will be deemed unconditionally tendered unless the "Conditional Tender" box is completed.

   The conditional tender alternative is made available so that a shareholder may seek to structure the purchase of shares of common stock pursuant to the Offer in such a manner that the purchase will be treated as a sale of such shares of common stock by the shareholder, rather than the payment of a dividend to the shareholder, for federal income tax purposes. IT IS THE TENDERING SHAREHOLDER'S RESPONSIBILITY TO CALCULATE THE MINIMUM NUMBER OF SHARES OF COMMON STOCK THAT MUST BE PURCHASED FROM THE SHAREHOLDER IN ORDER FOR THE SHAREHOLDER TO QUALIFY FOR SALE RATHER THAN DIVIDEND TREATMENT. EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR. See Section 14 of the Offer to Purchase of common stock.

   IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION TIME DATE AND EITHER CERTIFICATES FOR TENDERED SHARES OF COMMON STOCK MUST BE RECEIVED BY THE DEPOSITARY OR SHARES OF COMMON STOCK MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION TIME DATE, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

------------------------------------------------------------------------------------------------------------------------------------
                                        |    Part I--PLEASE PROVIDE                  |   TIN:__________________________
                                        |    YOUR TIN IN THE BOX AT THE              |       Social Security Number
                                        |    RIGHT AND CERTIFY BY                    |                 or
                                        |    SIGNING AND DATING BELOW.               |   Employer Identification Number
                                        |    ---------------------------------------------------------------------------------------
SUBSTITUTE                              |    Part II--For Payees exempt from backup withholding, see the enclosed Guidelines
                                        |    for Certification of Taxpayer Identification Number on Substitute Form W-9 and
FORM W-9                                |    complete as instructed therein.
DEPARTMENT OF THE TREASURY,             |    ---------------------------------------------------------------------------------------
INTERNAL REVENUE SERVICE                |    Certification--Under penalties of perjury, I certify that: (1) The number shown
                                        |    on this form is my correct TIN (or I am waiting for a number to be issued to
PAYOR'S REQUEST FOR                     |    me); and (2) I am not subject to backup withholding because: (a) I am exempt
TAXPAYER IDENTIFICATION                 |    from backup withholding, or (b) I have not been notified by the Internal Revenue
NUMBER ("TIN") AND                      |    Service (IRS) that I am subject to backup withholding as a result of a failure
CERTIFICATION                           |    to report all interest or dividends; or (c) the IRS has notified me that I am no
                                        |    longer subject to backup withholding; and (3) I am a U.S. person (including a
                                        |    U.S. resident alien).
                                        |
                                        |    Certification Instructions--You must cross out item (2) above if you have been
                                        |    notified by the IRS that you are subject to backup withholding, because of
                                        |    underreporting interest or dividends on your tax return. However, if after being
                                        |    notified by the IRS that you were subject to backup withholding, you received
                                        |    another notification from the IRS that you were no longer subject to backup
                                        |    withholding, do not cross out item (2).
------------------------------------------------------------------------------------------------------------------------------------
Name:       ______________________      |                                            |
Address:    ______________________      |                                            |
            ______________________      |    Signature:  ______________________      |      Date:__________________
------------------------------------------------------------------------------------------------------------------------------------

CERTIFICATION INSTRUCTIONS--See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for the appropriate TIN and signature for the certification. Persons awaiting a taxpayer identification number should complete the additional certification described below. Foreign persons claiming exemption from these requirements should consult the Exchange Agent regarding proper establishment of the exemption.

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING ON PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.


--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER


    I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, a portion of all reportable payments (28% or such rate as may apply in the year of payment) made to me thereafter will be withheld until I provide a number. If I fail to provide a TIN within 60 days, such amounts will be paid over to the IRS.

  Signature:__________________________________  Date:________________________
--------------------------------------------------------------------------------

The Letter of Transmittal, certificates for shares of common stock and any other required documents should be sent or delivered by each shareholder of TB Wood's or such shareholder's bank, broker, dealer, trust company or other nominee to the Depositary at one of its addresses set forth below.

                        The Depositary for the Offer is:

                                [GRAPHIC OMITTED]

              By Mail or Overnight Courier:                                    By Hand:

         American Stock Transfer & Trust Company                American Stock Transfer & Trust Company
                    Operations Center                               Attn: Reorganization Department
             Attn: Reorganization Department                               59 Maiden Lane
                    6201 15th Avenue                                     New York, NY 10038
                   Brooklyn, NY 11219


                          By Facsimile: (718) 234-5001
                  To Confirm Fax Transmission: (877) 248-6417

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

   Questions and requests for assistance may be directed to the Information Agent at the address set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent. You may also contact your bank, broker, dealer, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                              D.F. KING & CO., INC
                                 48 Wall Street
                                   22nd Floor
                               New York, NY 10005

            Banks and Brokerage Firms Call: (212) 269-5550 (collect)
              All Others Please Call : (800) 669-5550 (toll free)


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